UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 2, 2005

UNITED FINANCIAL CORP.

(Exact name of registrant as specified in its charter)

Minnesota

(State or other jurisdiction of incorporation)

0-28080	81-0507591
(Commission File Number)	(IRS Employer Identification No.)

P. O. Box 2779, 120 First Avenue North,
Great Falls, Montana 59403

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (406) 727-6106

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 (c) Appointment of Principal Officers.

        On June 3, 2005, United Financial Corp. issued a press release announcing the appointment of Kevin P. Clark as Chief Executive Officer and Steve L. Feurt as President effective as of June 2, 2005. On June 2, 2005, Kurt R. Weise notified United that he was resigning from his position as United’s President and Chief Executive Officer effective as of June 2, 2005. Mr. Weise, will continue with United in the position of non-executive Chairman. The press release is attached hereto as Exhibit 99 and incorporated here in by reference.

SIGNATURES

                Pursuant to the requirements of the Securities and Exchange Act of 1934, United Financial Corp. has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

UNITED FINANCIAL CORP.
DATE: June 3, 2005	By: /s/ Paula J. Delaney

Paula J. Delaney Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

Exhibit 99	Press Release of United Financial Corp. dated June 3, 2005,
reporting the appointment of principal officers of the
Company.

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